ALLSTATE FINANCIAL INVESTMENT TRUST

Allstate Clear Target 2005 Retirement Fund

Allstate Clear Target 2010 Retirement Fund

Allstate Clear Target 2015 Retirement Fund

(each a “Fund” and collectively, the “Allstate Funds”)

Supplement dated September 4, 2008 to the
Prospectus dated April 14, 2008

IMPORTANT NOTICE

The Supplement updates certain information contained in the Allstate Financial Investment Trust Prospectus for the Class GA, Class GC and Class GI shares dated April 14, 2008.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling us at 1-877-663-3232.

1. Effective immediately, the following paragraph is added as a third paragraph to the information in the Prospectus in the section entitled “Description of Underlying Portfolios” under the heading “Bond Funds” and sub-heading “AllianceBernstein Short Duration Bond Portfolio”:

This portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch.  If a security has a split rating, then this portfolio will use the rating deemed by AllianceBernstein to be the most appropriate under the circumstances.  If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by AllianceBernstein to have undergone similar credit quality deterioration, AllianceBernstein may retain such securities if AllianceBernstein concludes that disposition would not be in the best interests of this portfolio.

2. Effective immediately, the following replaces certain information in the Prospectus in the section entitled “Description of Underlying Portfolios” under the heading “Bond Funds” and sub-heading “AllianceBernstein Intermediate Duration Bond Portfolio,” specifically, the third, fourth, fifth and sixth sentences of the first paragraph under the sub-heading “AllianceBernstein Intermediate Duration Bond Portfolio”:

This portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch.  If a security has a split rating, then this portfolio will use the rating deemed by AllianceBernstein to be the most appropriate under the circumstances.  If securities are  downgraded to below Baa3 or BBB-, or if unrated,  are determined by AllianceBernstein to have  undergone  similar  credit  quality  deterioration,  AllianceBernstein may retain such  securities if AllianceBernstein concludes  that  disposition would not be in the best interests of this portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE